SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                                AEHR TEST SYSTEMS
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transactions applies:

(2)     Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

        [ ]      Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing party:

(4)     Date filed:

                                [Graphic Omitted]



                                AEHR TEST SYSTEMS
                                400 KATO TERRACE
                            FREMONT, CALIFORNIA 94539

                          -----------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 17, 2001

                          -----------------------------


TO THE SHAREHOLDERS OF
    AEHR TEST SYSTEMS:

      You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Aehr Test Systems, a California corporation (the "Company") to be held on October 17, 2001, at 4:00 p.m., at 400 Kato Terrace, Fremont, California 94539, for the following purposes:

      1. To elect five directors.

      2. To approve an amendment of the 1996 Stock Option Plan to increase the number of shares issuable thereunder by 300,000 shares.

      3. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending May 31, 2002.

      4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

      Only holders of record of the Common Stock at the close of business on September 10, 2001 will be entitled to notice of and to vote at the Annual Meeting. Please sign, date and mail the enclosed proxy so that your shares may be represented at the Annual Meeting if you are unable to attend and vote in person.


                                             By Order of the Board of Directors,

                                             /s/ Rhea J. Posedel
                                             ----------------------
                                             RHEA J. POSEDEL
                                             Chief Executive Officer and
                                             Chairman of the Board of Directors

                                AEHR TEST SYSTEMS
                                400 KATO TERRACE
                            FREMONT, CALIFORNIA 94539

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                         ANNUAL MEETING OF SHAREHOLDERS

      This Proxy Statement is being furnished to the Shareholders (the "Shareholders") of Aehr Test Systems, a California corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held on October 17, 2001 and at any adjournments thereof.

      At the Annual Meeting, the Shareholders will be asked:

      1. To elect five directors.

      2. To approve an amendment of the 1996 Stock Option Plan to increase the number of shares issuable thereunder by 300,000 shares.

      3. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ended May 31, 2002.

      4. To transact such other business as may properly come before the Annual Meeting or any adjournments of the Annual Meeting.

      The Board of Directors has fixed the close of business on September 10, 2001 as the record date for the determination of the holders of Common Stock entitled to notice of and to vote at the Annual Meeting. Each such Shareholder will be entitled to one vote for each share of Common Stock ("Common Share") held on all matters to come before the Annual Meeting and may vote in person or by proxy authorized in writing.

      This Proxy Statement and the accompanying form of proxy are first being sent to holders of the Common Shares on or about September 27, 2001.


                               THE ANNUAL MEETING

DATE, TIME AND PLACE

      The Annual Meeting will be held on October 17, 2001 at 4:00 p.m., local time, at 400 Kato Terrace, Fremont, California 94539.

GENERAL

      The Company's principal office is located at 400 Kato Terrace, Fremont, California 94539 and its telephone number is (510) 623-9400.

RECORD DATE AND SHARES ENTITLED TO VOTE

      Shareholders of record at the close of business on September 10, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 7,128,811 Common Shares outstanding and entitled to vote.

REVOCABILITY OF PROXIES

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND PROXY SOLICITATION

      Each shareholder voting for the election of directors may cumulate his or her votes, giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that the shareholder is entitled to vote, or distributing the shareholder's votes on the same principle among as many candidates as the shareholder chooses. No shareholder shall be entitled to cumulate votes for any candidate unless the candidate's name has been properly placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. On all other matters, each share has one vote.

      Proxies are being solicited by the Company. The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone or telegram.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

      The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" (the "Votes Cast") at the Annual Meeting with respect to such matter.

      While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

      Broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

      Shareholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission ("SEC"). Proposals of shareholders of the Company intended to be presented for consideration at the Company's 2002 Annual Meeting of Shareholders must be received by the Company no later than May 31, 2002, in order that they may be included in the proxy statement and form of proxy related to that meeting.

SHAREHOLDER INFORMATION

      IN COMPLIANCE WITH RULE 14A-3 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, THE COMPANY HEREBY UNDERTAKES TO PROVIDE WITHOUT CHARGE TO EACH PERSON UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL SCHEDULES THERETO. REQUESTS FOR SUCH COPIES SHOULD BE DIRECTED TO AEHR TEST SYSTEMS, 400 KATO TERRACE, FREMONT, CA 94539, ATTENTION: INVESTOR RELATIONS.

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS
                                 AND MANAGEMENT

      The  following  table  sets  forth  certain   information   regarding  the
beneficial  ownership of the  Company's  Common Stock as of August 31, 2001,  or
some other practical date in cases of the principal  shareholders,  by: (i) each person  (or  group  of  affiliated  persons)  known  to  the  Company  to be the beneficial  owner of more  than 5% of the  Company's  Common  Stock,  (ii)  each director of the Company, (iii) each of the Company's executive officers named in the Summary  Compensation  Table  appearing  herein,  and (iv) all directors and executive officers of the Company as a group:

                                                                                         SHARES BENEFICIALLY
                                                                                                OWNED(1)
                                                                                       --------------------------
BENEFICIAL OWNER                                                                        NUMBER         PERCENT(2)
                                                                                       --------        ----------
NAMED EXECUTIVE OFFICERS AND DIRECTORS:
Rhea J. Posedel (3) ...........................................................        1,007,013          14.0%
Robert R. Anderson (4) ........................................................           86,250           1.2%
William W. R. Elder (5) .......................................................           42,083            *
Mukesh Patel (6) ..............................................................           30,000            *
Mario M. Rosati (7) ...........................................................          219,340           3.1%
Carl J. Meurell (8) ...........................................................           99,896           1.4%
Gary L. Larson (9) ............................................................           65,678            *
Carl N. Buck (10) .............................................................           57,335            *
Richard F. Sette (11) .........................................................           62,602            *
All Directors and Executive Officers as a group (12 persons) (12) .............        1,710,841          22.9%

PRINCIPAL SHAREHOLDERS:
Private Capital Management, Inc. (13) .........................................        1,542,768          21.6%
      8889 Pelican Bay Blvd., Naples, FL 34108
State of Wisconsin Investment Board (14) ......................................        1,147,000          16.1%
      121 East Wilson Street, Madison, WI 53702
Wellington Management Company, LLP (15) .......................................          641,900           9.0%
      75 State Street, 19th Floor, Boston, MA 02109
Dimensional Fund Advisors Inc. (16) ...........................................          370,900           5.2%
      1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401

--------------------------------
*        Represents less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the SEC. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have represented to the Company that they have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated, the address of each of the individuals listed in the table is c/o Aehr Test Systems, 400 Kato Terrace, Fremont, California 94539.

(2) Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of August 31, 2001 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3) Includes 20,000 shares held by Vivian Owen, Mr. Posedel's wife, 5,000 shares held by Rhea J. Posedel, trustee for Natalie Diane Posedel, Mr. Posedel's daughter, and 50,832 shares issuable upon the exercise of stock options exercisable within 60 days of August 31, 2001.

(4) Includes 13,750 shares issuable upon the exercise of stock options within 60 days of August 31, 2001.

                                       3

(5) Includes 17,083 shares issuable upon the exercise of stock options exercisable within 60 days of August 31, 2001.

(6) Includes 25,000 shares issuable upon the exercise of stock options within 60 days of August 31, 2001.

(7) Includes 3,040 shares held of record by WS Investment Company 87A. Mr. Rosati is a general partner of WS Investment Company 87A and disclaims beneficial ownership of the shares held by WS Investment Company 87A except to the extent of his proportionate partnership interest therein. Also includes 27,000 shares held by Mario M. Rosati and Douglas Laurice, trustees for the benefit of Mario M. Rosati, 151,016 shares held by Mario
       M. Rosati, Trustee of the Mario M. Rosati Trust, U/D/T dated 1/9/90, 20,000 shares held by Douglas M. Laurice and Mario M. Rosati TTEE FBO Sally Rosati Banks and 17,083 shares issuable upon the exercise of stock options exercisable within 60 days of August 31, 2001.

(8) Includes 99,166 shares issuable upon the exercise of stock options within 60 days of August 31, 2001.

(9) Includes 36,248 shares issuable upon the exercise of stock options within 60 days of August 31, 2001.

(10) Includes 23,749 shares issuable upon the exercise of stock options within 60 days of August 31, 2001.

(11) Includes 27,602 shares issuable upon the exercise of stock options within 60 days of August 31, 2001.

(12) Includes 2,000 shares held in the name of Christopher S. Noe and 349,157 shares issuable upon the exercise of stock options within 60 days of August 31, 2001.

(13) Based on Form 13F Holdings Report filed with the SEC by Private Capital Management, Inc. ("PCM") for the period ended June 30, 2001 and information provided by PCM. PCM has shared investment power and shared voting power with respect to the shares.

(14) Based solely on Form 13F Holdings Report filed with the SEC by the State of Wisconsin Investment Board ("SWIB") for the period ended June 30, 2001. SWIB has sole investment and sole voting power with respect to the shares.

(15) Based solely on Form 13F Holdings Report filed with the SEC by Wellington Management Company, LLP ("WMC") for the period ended June 30, 2001. WMC, in its capacity as investment advisor, may be deemed to have beneficial ownership of the 641,900 shares which are held of record by investment advisory clients of WMC. WMC has sole investment power and no voting power with respect to 130,000 shares, sole investment and sole voting power with respect to 190,000 shares and shared investment and shared voting power with respect to the remaining shares.

(16) Based solely on Form 13F Holdings Report filed with the SEC by Dimensional Fund Advisors Inc. ("DFA") for the period ended June 30, 2001. DFA has sole investment and sole voting power with respect to the shares.



                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

        At the Annual Meeting, five directors are to be elected to serve until the next Annual Meeting or until their successors are elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the five nominees named below, all of whom are presently directors of the Company. Each nominee has consented to be named a nominee in this Proxy Statement and to continue to serve as a director if elected. Should any nominee become unable or decline to serve as a director or should additional persons be nominated at the meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many nominees listed below as possible (or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees) and the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of the Company.


        The names of the nominees and certain information about them are set forth below:

                                                                                                            DIRECTOR
NAME OF NOMINEE                            AGE                        POSITION                               SINCE
----------------------------              ---    -------------------------------------------------          --------
Rhea J. Posedel                            59    Chairman of the Board and Chief Executive Officer            1977
Robert R. Anderson (1)                     63    Director                                                     2000
William W.R. Elder (1)(2)                  62    Director                                                     1989
Mukesh Patel (1)                           43    Director                                                     1999
Mario M. Rosati (2)                        55    Director and Secretary                                       1977

----------------------------
(1)     Member of the Audit Committee.
(2)     Member of the Compensation Committee.

        The principal occupation of each of the Board members during the past five years is set forth below. There is no family relationship between any director or executive officer of the Company.

        RHEA J. POSEDEL is a founder of the Company and has served as Chief Executive Officer and Chairman of the Board of Directors since its inception in 1977. From the Company's inception through May 2000, Mr. Posedel also served as President. Prior to founding the company, Mr. Posedel held various project engineering and engineering managerial positions at Lockheed Martin Corporation (formerly "Lockheed Missile & Space Corporation"), Ampex Corporation, and Cohu, Inc. He received a B.S. in Electrical Engineering from the University of California, Berkeley, an M.S. in Electrical Engineering from San Jose State University and an M.B.A. from Golden Gate University.

        ROBERT R. ANDERSON was appointed to the Company's Board of Directors in October 2000. Mr. Anderson is a private investor. From January 1994 to January 2001, he was Chairman of Silicon Valley Research, Inc., a semiconductor design automation software company, and its Chief Executive Officer from December 1996 to August 1998, and from April 1994 to July 1995. He also served as Chairman of Yield Dynamics, Inc., a private semiconductor process control software company, from October 1998 to October 2000, and as Chief Executive Officer from October 1998 to April 2001. Mr. Anderson co-founded KLA Instruments Corporation, now KLA-Tencor Corporation, a supplier of semiconductor process control systems, in 1975 and served in various capacities including Chief Operating Officer, Chief Financial Officer, Vice Chairman and Chairman. Mr. Anderson is a director of MKS Instruments, Inc., Metron Technology N.V. and Trikon Technologies, Inc. He also serves as a director for three private development stage companies, and as a trustee of Bentley College.

        WILLIAM W. R. ELDER has been a director of the Company since 1989. Dr. Elder was the Chief Executive Officer of Genus, Inc. ("Genus"), a semiconductor company, from his founding of Genus in 1981 to September 1996, and has been serving in that same position again since April 1998. Dr. Elder has been a director of Genus since its inception. Dr. Elder holds a B.S.I.E. and an honorary Doctorate Degree from the University of Paisley in Scotland.

        MUKESH PATEL was appointed to the Company's Board of Directors in June 1999. Mr. Patel is a director and the Chief Executive Officer of Sparkolor Corp. Mr. Patel co-founded SMART Modular Technologies, Inc., where he served on its Board of Directors since its inception and he acted in various executive capacities from 1989 to 1999. Mr. Patel holds a B.S. degree in Engineering with emphasis on digital electronics from Bombay University, India. and a director of Nazomi Communications Inc., Yatra Corporation and Parama Networks.

        MARIO M. ROSATI has been a director of the Company since 1977. He is a member of the law firm Wilson Sonsini Goodrich & Rosati, Professional Corporation which he joined in 1971. Mr. Rosati is a graduate of Boalt Hall, University of California at Berkeley. Mr. Rosati is a director of Genus, Inc.,

Sanmina Corporation, Symyx Technologies, Inc., The Management Network Group, Inc., and Vivus, as well as several privately-held companies.

BOARD MEETINGS AND COMMITTEES

        The Board of Directors  held a total of four (4) meetings and acted five
(5) times by unanimous written consent during the fiscal year ended May 31, 2001. No incumbent director during his period of service in such fiscal year attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board upon which such director served. The Board of Directors has two committees, the Audit Committee and the Compensation Committee.

        The Compensation Committee of the Board of Directors currently consists of Messrs. Elder and Rosati. The Compensation Committee held one (1) meeting during fiscal year 2001. The Compensation Committee reviews and advises the Board of Directors regarding all forms of compensation to be provided to the officers, employees, directors and consultants of the Company.

        The Board of Directors has no nominating committee or any committee performing such function.

                        REPORT OF THE AUDIT COMMITTEE(1)

        The Audit Committee of the board of directors of the Company serves as representatives of the board for general oversight of the Company's financial accounting and reporting system of internal control, audit process and process for monitoring compliance with laws and regulations. The Audit Committee, consisting of Messrs. Patel, Anderson and Elder, held two (2) meetings in fiscal year 2001. Each member is an independent director in accordance with the Nasdaq National Market Audit Committee requirements. The Audit Committee evaluates the scope of the annual audit, reviews audit results, consults with management and the Company's independent accountants prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspect of the Company's financial affairs.

        The Company's management has primary responsibility for preparing the Company's financial statements and for the Company's financial reporting process. The Company's independent accountants, PricewaterhouseCoopers LLP, are responsible for expressing an opinion on the conformality of the Company's audited financial statements to generally accepted accounting principles. The Audit Committee has reviewed and discussed with management the audited financial statements for the year ended May 31, 2001. PricewaterhouseCoopers LLP ("PwC"), the Company's independent accountants for fiscal year 2001, issued their unqualified report dated June 28, 2001 on the Company's financial statements.


        The Audit Committee has also discussed with PwC the matters required to be discussed by AICPA Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has also received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has conducted a discussion with PwC relative to its independence. The Audit
Committee has considered whether PwC's provision of non-audit services is compatible with its independence. The Audit Committee has an Audit Committee Charter. A copy of the charter is attached as Appendix A.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors of Aehr Test Systems that the Company's audited financial statements for the fiscal year ended May 31, 2001 be included in the Annual Report on Form 10-K.

                                                        AUDIT COMMITTEE


                                                        Mukesh Patel
                                                        Robert R. Anderson
                                                        William W.R. Elder

(1) The information regarding the Audit Committee is not "soliciting" material and is not deemed "filed" with the SEC, and is not incorporated by reference into any filings of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

AUDIT FEES

        The following table sets forth the aggregate fees billed or to be billed by PricewaterhouseCoopers LLP for the following services during fiscal 2001:



                             DESCRIPTION OF SERVICES


Audit fees(1)                                   $95,157

Financial  information  system  design
   and implementation fees(2)                         0

All other fees(3)                                 3,000
                                                -------
TOTAL                                           $98,157
                                                =======


(1) Represents the aggregate fees billed or to be billed for professional services rendered for the audit of the Company's fiscal 2001 annual financial statements and for the review of the financial statements included in the Company's quarterly reports during such period.

(2) Represents the aggregate fees billed for operating or supervising the operation of the Company's information system or managing the Company's local area network and/or designing or implementing a hardware or software system that aggregates data or generates information that is significant to the generation of the Company's financial statements.

(3) Represents the aggregate fees billed in fiscal 2001 for services other than audit and other than financial information system design and implementation including fees for tax services and registration statements.

DIRECTOR COMPENSATION

        Rhea J. Posedel, the only inside director of the Company, does not receive any cash compensation for his services as a member of the Board of Directors. Each outside director receives (1) an annual retainer of $5,000, (2) $1,000 for each regular board meeting he attends, and (3) $500 for each committee meeting he attends if not held in conjunction with a regular board meeting, in addition to being reimbursed for certain expenses incurred in attending Board and committee meetings. An inside director is a director who is a regular employee of the Company, whereas an outside director is not an employee of the Company. Directors are eligible to participate in the Company's stock option plans. In fiscal 1999, outside directors William Elder, Mario Rosati and David Torresdal were each granted options to purchase 5,000 shares at $4.25 per share. In fiscal 2000, outside directors William Elder, Mario Rosati, David Torresdal and Mukesh Patel were each granted options to purchase 5,000 shares at $5.06 per share and an additional option to purchase 15,000 shares at $3.88 per share was granted to Mukesh Patel. In fiscal 2001, outside directors William Elder, Mario Rosati and Mukesh Patel were each granted options to purchase 5,000 shares at $6.25 per share, additional options to purchase 20,000 shares at $4.00 per share were each granted to William Elder and Mario Rosati, and an option to purchase 15,000 shares at $6.00 was granted to outside director Robert Anderson. Mr. Torresdal, a long-term director of the Company, passed away during fiscal 2000.

VOTE REQUIRED

        The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect in the election of directors under California law. See "Quorum; Abstentions; Broker Non-Votes."

   MANAGEMENT RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES LISTED ABOVE

                                   PROPOSAL 2

                       AMENDMENT TO 1996 STOCK OPTION PLAN

PROPOSAL

        Management is proposing that the 1996 Stock Option Plan (the "Stock Plan") be amended to increase the number of shares authorized thereunder to provide for the issuance of up to an aggregate of 1,550,000 shares of Common Stock of the Company to employees, directors and consultants of the Company. This would require the reservation of an additional 300,000 shares of Common Stock for issuance upon exercise of the options granted pursuant to the Stock Plan, in addition to the 1,250,000 shares previously reserved under the Stock Plan.

        Management is proposing this amendment in order to allow for sufficient stock options to cover the Company's needs for at least the next fiscal year.

SUMMARY OF STOCK PLAN

        Purpose. The purposes of the Stock Plan are to attract and retain the best available personnel, to provide additional incentive to employees, directors and consultants of the Company and to promote the success of the Company's business.

        Status of Shares. As of September 1, 2001, options to purchase a total of 1,203,208 (net of cancelled or expired options) shares were outstanding under the Stock Plan. In addition, no options (except any shares that might in the future be returned to the plan as a result of cancellations or expiration of options) remained available for future grant thereunder.

        Eligibility; Administration. Under the Stock Plan, employees may be granted "incentive stock options" intended to qualify within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and employees, directors and consultants may be granted "non-statutory stock options" not intended to qualify under such statute. The Stock Plan is administered by the Board of Directors of the Company, or by a committee appointed by the Board of Directors and consisting of at least two members of the Board, which determine the terms of options granted, including the exercise price, the number of shares subject of the option and the options' exercisability. The Board or its committee has sole discretion to interpret any provision of the Stock Plan.

        Exercise Price. The exercise price of options granted under the Stock Plan is determined by the Board of Directors or its committee. The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock on the date the option is granted. However, the exercise price of options granted to an optionee who owns more than 10% of the voting power or value of all classes of stock of the Company must not be less than 110% of the fair market value on the date of grant. The Common Stock is currently traded on The Nasdaq Stock Market. While the Company's stock is traded on The Nasdaq Stock Market, the fair market value is the reported closing price on the date of grant.

        Exercisability. Options granted to new optionees under the Stock Plan generally become exercisable starting one month after the date of grant with 1/48th of the shares covered thereby becoming exercisable at that time and with an additional 1/48th of the total number of option shares becoming exercisable each month thereafter, with full vesting occurring on the fourth anniversary of the date of grant. The term of an option may not exceed ten years. No option may be transferred by the optionee other than by will or the laws of descent or distribution. Each option may be exercised, during the lifetime of the optionee, only by such optionee.

        Stock Purchase Rights. The Stock Plan permits the Company to grant rights to purchase Common Stock. After the Board or Committee determines that it will offer stock purchase rights under the Stock Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of shares that the offeree shall be entitled to purchase, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a stock purchase agreement or a stock bonus agreement in the form determined by the Board or Committee.

        Unless the Board or Committee determines otherwise, the stock purchase agreement or a stock bonus agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason. The purchase price for shares repurchased pursuant to the stock purchase agreement or a stock bonus agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Board or Committee may determine.

        Amendment and Termination. The Board may at any time amend or terminate the Stock Plan without approval of the shareholders; provided, however, that the Company will obtain shareholder approval of any amendment to the Stock Plan to the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), with Section 422 of the Code, or with any other applicable law or regulation, including requirements of the NASD or any established stock exchange. Any amendment or termination of the Stock Plan is subject to the rights of optionees under agreements entered into prior to such amendment or termination.

CERTAIN FEDERAL TAX INFORMATION

        An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or at the time it is exercised, although exercise of the option may subject the optionee to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after exercise of the option, any gain will be treated as long-term capital gain. If these holding periods are not satisfied at the time of sale, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the option exercise or (ii) the sale price of the stock, and the Company will be entitled to a deduction in the same amount. (Different rules may apply upon a premature disposition by an optionee who is an officer, director or 10% shareholder of the Company.) Any additional gain or loss recognized on such a premature disposition of the shares will be characterized as capital gain or loss. If the Company grants an incentive stock option and as a result of the grant the optionee has the right in any calendar year to exercise for the first time one or more incentive stock options for shares having an aggregate fair market value (under all plans of the Company and determined for each share as of the date the option to purchase the share was granted) in excess of $100,000, then the excess shares must be treated as non-statutory options.

        An optionee who is granted a non-statutory stock option will also not recognize any taxable income upon the grant of the option. However, upon exercise of a non-statutory stock option, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized by an optionee who is an employee of the Company will be subject to tax withholding by the Company. Upon resale of the shares by the optionee, any difference between the sales price and the fair market value at the time of exercise, to the extent not recognized as ordinary income as described above, will be treated as capital gain or loss. The Company will be allowed a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the optionee.

VOTE REQUIRED

        Approval of the amendment to the Stock Plan requires the affirmative vote of the Votes Cast. The effect of an abstention is the same as that of a vote against the proposal.


         MANAGEMENT RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT
                            TO 1996 STOCK OPTION PLAN

                                   PROPOSAL 3

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      The Board of Directors of the Company has selected PricewaterhouseCoopers LLP, as the Company's independent accountants, to audit the financial statements of the Company for the current fiscal year ending May 31, 2002, and recommends that Shareholders vote for ratification of such appointment. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.


    MANAGEMENT RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE
                    APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP


                       COMPENSATION OF EXECUTIVE OFFICERS

        The following table shows information concerning compensation awarded to, earned by or paid for services to the Company in all capacities during the fiscal years ended May 31, 2001, 2000 and 1999 by the Chief Executive Officer and each of the four other most highly compensated executive officers with annual compensation in excess of $100,000 for the fiscal year ended May 31, 2001.

                           SUMMARY COMPENSATION TABLE

                                                                                                    LONG-TERM
                                                                                                   COMPENSATION
                                                                                                   ------------
                                                                    ANNUAL COMPENSATION             SECURITIES
                                                      FISCAL      --------------------------        UNDERLYING          ALL OTHER
NAME AND PRINCIPAL POSITION                            YEAR       SALARY ($)       BONUS ($)        OPTIONS ($)     COMPENSATION ($)
---------------------------                            ----       ----------       ---------       ------------     ----------------
Rhea J. Posedel ...............................        2001        $220,613        $ 55,755           $  7,183           $  3,341(1)
   Chief Executive Officer and ................        2000        $199,912            --             $  1,896           $  1,879(2)
      Chairman of the Board of ................        1999        $174,464            --             $  1,813           $  2,647(3)
      Directors

Carl J. Meurell ...............................        2001        $197,067        $ 58,488           $  7,183           $  2,755(1)
   President and Chief Operating ..............        2000        $176,032        $ 52,539(4)        $  1,896           $  8,089(2)
      Officer .................................        1999        $ 25,771        $ 50,000               --             $  1,216(3)

Gary L. Larson ................................        2001        $166,176        $ 33,709           $  6,576           $  3,380(1)
   Vice President of Finance and ..............        2000        $149,827            --             $  1,776           $  2,673(2)
      Chief Financial Officer .................        1999        $131,404            --             $  1,732           $  3,125(3)

Carl N. Buck ..................................        2001        $164,520        $ 31,395           $  6,753           $  2,189(1)
   Vice President of Marketing ................        2000        $142,697            --             $  1,691           $  1,385(2)
                                                       1999        $117,867            --             $  1,475           $  1,596(3)

Richard F. Sette ..............................        2001        $139,146        $ 28,704           $  5,308           $  2,658(1)
   Vice President of Operations ...............        2000        $128,038            --             $  1,518           $  1,502(2)
                                                       1999        $116,131            --             $  1,529           $  1,961(3)

                                       10

---------------------
(1)   Consists of health and life insurance premiums paid by the Company during the year ended May 31, 2001.
(2)   Consists of health and life insurance premiums paid by the Company during the year ended May 31, 2000.
(3)   Consists of health and life insurance premiums paid by the Company during the year ended May 31, 1999.
(4)   Represents  commissions  earned by Mr.  Meurell in the position of Vice  President of Worldwide  Sales during the year ended May 31, 2000.


STOCK OPTION GRANTS AND EXERCISES

      The following table sets forth the number and terms of options granted to the persons named in the Summary Compensation Table during the fiscal year ended May 31, 2001.

                                         OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                 POTENTIAL REALIZABLE
                                     INDIVIDUAL GRANTS                                             VALUE AT ASSUMED
------------------------------------------------------------------------------------------         ANNUAL RATES OF
                                NUMBER OF       % OF TOTAL                                           STOCK PRICE
                                SECURITIES        OPTIONS                                          APPRECIATION FOR
                                UNDERLYING      GRANTED TO        EXERCISE                           OPTION TERM(4)
                                 OPTIONS       EMPLOYEES IN        PRICE        EXPIRATION        --------------------
NAME                            GRANTED(1)    FISCAL YEAR(2)    ($/SHARE)(3)       DATE             5% ($)    10% ($)
----                            ----------    --------------    ------------    ----------        --------    --------
Rhea J. Posedel                    50,000           8.6%            (5)            (5)            $ 56,299    $159,789
Carl J. Meurell                   100,000          17.2%           $6.00         6/01/05          $165,769    $366,306
Gary L. Larson                     28,000           4.8%            (6)            (6)             $46,181    $103,620
Carl N. Buck                       19,000           3.3%            (7)            (7)             $31,379     $70,125
Richard F. Sette                   25,000           4.3%            (8)            (8)             $41,296     $92,236

(1) The options were granted under the 1996 Stock Option Plan with the exception of 19,564 shares, which exceeded the number of available shares in the Stock Option Plan at the time of grant. These 19,564 underlying shares shall likewise fall under the Stock Option Plan if Proposal 2 herein is approved by the Shareholders. If Shareholders do not vote in favor of Proposal 2, such 19,564 shares shall be deemed to be granted outside of the Stock Option Plan. All options granted shall vest over four years.

(2) Based on an aggregate of 582,625 options granted by the Company in the year ended May 31, 2001 to employees and consultants to the Company, including the named executive officers.

(3) The exercise price per share of each option was equal to the fair market value of the Common Stock on the date of grant as determined by the Board of Directors, except the exercise price of the options granted to Mr. Posedel was equal to 110% of the fair market value of the Common Stock on the date of the grant.

(4) This column sets forth hypothetical gains or "option spreads" for the options at the end of their respective five-year terms, as calculated in accordance with the rules of the SEC. Each gain is based on an arbitrarily assumed annualized rate of compound appreciation of the market price at the date of grant of 5% and 10% from the date the option was granted to the end of the option term. The 5% and 10% rates of appreciation are specified by the rules of the SEC and do not represent the Company's estimate or projection of future Common Stock prices. The Company does not necessarily agree that this method properly values an option. Actual gains, if any, on option exercises are dependent on the future performance of the Company's Common Stock and overall market conditions and the timing of option exercises, if any.

(5) 30,000 options with an exercise price of $6.60 will expire on June 1, 2005 and 20,000 options with an exercise price of $4.40 will expire on May 22, 2008.

                                       11

(6) 20,000 options with an exercise price of $6.00 will expire on June 1, 2005 and 8,000 options with an exercise price of $4.00 will expire on May 22, 2008.

(7) 15,000 options with an exercise price of $6.00 will expire on June 1, 2005 and 4,000 options with an exercise price of $4.00 will expire on May 22, 2008.

(8) 20,000 options with an exercise price of $6.00 will expire on June 1, 2005 and 5,000 options with an exercise price of $4.00 will expire on May 22, 2008.



      The following table provides information concerning option exercises by the persons named in the Summary Compensation Table during the fiscal year ended May 31, 2001 and the value of unexercised options at such date.


                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                       NUMBER OF SECURITIES
                                                                      UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                                                                             OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                    SHARES                              FISCAL YEAR-END(#)(1)         FISCAL YEAR-END($)(2)
                                  ACQUIRED ON        VALUE           ---------------------------   ---------------------------
NAME                              EXERCISE (#)     REALIZED ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                              ------------     ------------      -----------   -------------   -----------   -------------
Rhea J. Posedel ............         50,000        $115,938 (3)         38,332         61,668           --             --
Carl J. Meurell ............           --                  --           77,082        122,918           --             --
Gary L. Larson .............         25,000        $53,125 (4)          28,748         39,252        $ 1,497        $ 1,628
Carl N. Buck ...............         41,000        $91,358 (5)          18,539         25,461        $   898        $   977
Richard F. Sette ...........         35,000        $35,000 (6)          33,644         36,356        $ 1,498        $ 1,628

----------------------------
(1) The Company has not granted any stock appreciation rights and its stock plans do not provide for the granting of such rights.

(2) Calculated by determining the difference between the fair market value of the securities underlying the options at year end ($4.00 per share as of May 31, 2001) and the exercise price of the options.

(3) Total includes two exercises of options. The total is based on the fair market value of the Company's Common Stock on July 17, 2000 ($7.50) and October 26, 2000 ($5.9375) as reported by the Nasdaq National Market System.

(4) Total includes three exercises of options. The total is based on the fair market value of the Company's Common Stock on July 26, 2000 ($7.875), October 6, 2000 ($7.00), and October 26, 2000 ($5.9375) as reported by the Nasdaq National Market System.

(5) Total includes eight exercises of options. The total is based on the fair market value of the Company's Common Stock on July 13, 2000 ($7.6875), October 25, 2000 ($5.9375), October 26, 2000 ($5.9375), April 10, 2001
      ($4.47),  April 12, 2001 ($4.47),  April 18, 2000 ($4.50),  April 19, 2001
      ($4.50), and April 24, 2001 ($4.60) as reported by the Nasdaq National Market System.

(6) Total includes one exercise of an option. The total is based on the fair market value of the Company's Common Stock on January 2, 2001 ($5.00) as reported by the Nasdaq National Market System.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

GENERAL

      In its ordinary course of business, the Company enters into transactions with certain of its directors and officers. The Company believes that each such transaction has been on terms no less favorable for the Company than could have been obtained in a transaction with an independent third party.

LEGAL COUNSEL

      During fiscal 2001, Mario M. Rosati, a member of the Board of Directors of the Company, was also a member of the law firm of Wilson Sonsini Goodrich & Rosati ("WSGR"). The Company retained WSGR as its legal counsel during the fiscal year. The Company plans to retain WSGR as its legal counsel again during fiscal 2002.


INDEBTEDNESS OF MANAGEMENT

      On October 25, 2000, the Company received a promissory note signed by Mr. Carl N. Buck, the Vice President of Marketing, for the principal sum of $72,000. This note bears interest at the rate of 6.75% per annum and is due in full on February 15, 2002, unless repaid on an earlier date. The funds were used by Mr. Buck to exercise options for 27,000 shares of common stock of the Company. This transaction was reported on a Form 4 to the Securities and Exchange Commission in fiscal 2001. This promissory note was subsequently settled. On October 26, 2000, the Company received a promissory note signed by Mr. Gary L. Larson, the Chief Financial Officer and Vice President of Finance, for the principal sum of $84,000. This note bears interest at the rate of 6.75% per annum and is due in full on February 15, 2002, unless repaid on an earlier date. The funds were used by Mr. Larson to exercise options for 21,000 shares of common stock of the Company. This transaction was reported on a Form 4 to the Securities and Exchange Commission in fiscal 2001. On January 2, 2001, the Company received a promissory note signed by Mr. Richard F. Sette, the Vice President of Operations, for the principal sum of $144,000. This note bears interest at the rate of 6.75% per annum and is due in full on February 15, 2002, unless repaid on an earlier date. The funds were used by Mr. Sette to exercise options for 35,000 shares of common stock of the Company. This transaction was reported on a Form 4 to the Securities and Exchange Commission in fiscal 2001. This promissory note was subsequently settled.



CHANGE OF CONTROL SEVERANCE AGREEMENT

      On January 24, 2001, the Company has entered into Change of Control Severance Agreements with Mr. Carl N. Buck, Mr. David S. Hendrickson, Mr. Gary
L. Larson, Mr. Carl J. Meurell and Mr. Rhea J. Posedel pursuant to which those executives would be entitled to a payment in the event of a termination of employment for specified reasons following a change of control of the Company. For this purpose, a change of control of the Company means a merger or consolidation of the Company, a sale by the Company of all or substantially all of its assets, the acquisition of beneficial ownership of a majority of the outstanding voting securities of the Company by any person or a change in the composition of the Board as a result of which fewer than a majority of the directors are incumbent directors. Termination of employment for purposes of these agreements means a discharge of the executive by the Company, other than for specified causes including dishonesty, conviction of a felony, misconduct or wrongful acts. Termination also includes resignation following the occurrence of an adverse change in the executive's position, duties, compensation or work conditions. The amounts payable under the agreements will change from year to year based on the executive's compensation. In the event of a termination in fiscal 2002 following a change of control, the amounts payable to Messrs. Buck, Hendrickson, Larson, Meurell and Posedel would be approximately $72,000, $89,000, $125,000, $145,000 and $213,000, respectively.



COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee consists of Messrs. Elder and Rosati. No interlocking relationship exists between the Company's Board of Directors and Compensation Committee and the board of directors or compensation committee of any other company.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

      Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Exchange Act of 1933, as amended, or the Securities Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph shall not be incorporated by reference into any such filings.



GENERAL

The objectives of the overall executive compensation program are to attract, retain, motivate and reward Company executives while aligning their compensation with the achievements of key business objectives, maximization of shareholder value and optimal satisfaction of customers.

      The Compensation Committee is responsible for:

      1. Determining the specific executive compensation methods to be used by the Company and the participants in each of those specific programs;

      2. Determining the evaluation criteria and timeliness to be used in those programs;

      3. Determining the processes that will be followed in the ongoing administration of the programs; and

      4. Determining their role in the administration of the programs.

      All of the actions take the form of recommendations to the full Board of Directors where final approval, rejection or redirection will occur. The Compensation Committee is responsible for administering the compensation programs for all Company officers. The Compensation Committee has delegated the responsibility of administering the compensation programs for all other Company employees to the Company's officers.



COMPENSATION VEHICLES

      Currently, the Company uses the following executive compensation vehicles:

      o Cash-based programs: Base salary, Annual Incentive Bonus Plan, Annual Profit Sharing Plan, and a Sales Incentive Commission Plan; and

      o Equity-based programs: 1996 Incentive Stock Option Plan, the 1997 Employee Stock Purchase Plan and the Employee Stock Bonus Plan.

      These programs apply to the Chief Executive Officer and all executive level positions, except for the Sales Incentive Commission Plan, which only includes executives directly responsible for sales activities. Periodically, but at least once near the close of each fiscal year, the Compensation Committee reviews the existing plans and recommends those that should be used for the subsequent year.

      The criteria for determining the appropriate salary level, bonus and stock option grants for the Chief Executive Officer and each of the executive officers include (a) Company performance as a whole, (b) business unit performance (where appropriate) and (c) individual performance objectives. Company performance and business unit performance are measured against both strategic and financial goals. Examples of these goals are to obtain: operating profit, revenue growth, timely new product introduction, and shareholder value (usually measured by the Company stock price). Individual performance is measured to specific objectives relevant to the individual's position and a specific time frame.

      These criteria are usually related to a fiscal year time period, but may, in some cases, be measured over a shorter or longer time frame.

      The processes used by the Compensation Committee include the following steps:

      1. The Compensation Committee periodically receives information comparing the Company's pay levels to other companies in similar industries, other leading companies (regardless of industry) and competitors. Primarily national and regional compensation surveys are used.

      2. At or near the start of each evaluation cycle, the Compensation Committee meets with the Chief Executive Officer to review, revise as needed, and agree on the performance objectives set for the other executives reporting to the Chief Executive Officer. The Chief Executive Officer and Compensation Committee jointly set the Company objectives to be used. The business unit and individual objectives are formulated jointly by the Chief Executive Officer and the specific individual. The Compensation Committee also, with the Chief Executive Officer, jointly establishes and agrees on their respective performance objectives.

      3. Throughout the performance cycle review, feedback is provided by the Chief Executive Officer, the Compensation Committee and full Board, as appropriate.

      4. At the end of the performance cycle, the Chief Executive Officer evaluates each executive's relative success in meeting the performance goals. The Chief Executive Officer makes recommendations on salary, bonus and stock options, utilizing the comparative results as a factor. Also included in the decision criteria are subjective factors such as teamwork, leadership contributions and ongoing changes in the business climate. The Chief Executive Officer reviews the recommendations and obtains Compensation Committee approval. The Compensation Committee also determines the level of salary and bonus and the terms of stock option grants for the Chief Executive Officer.

      5. The final  evaluations  and  compensation  decisions are discussed with
         each  executive  by  the  Chief   Executive   Officer  or  Compensation
         Committee, as appropriate.



POLICY ON DEDUCTIBILITY OF COMPENSATION

      Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") limits the tax deduction to $1 million for compensation paid to its five most highly compensated executive officers, unless certain requirements are met. One requirement is that the Compensation Committee consists entirely of outside directors as defined in the Code, and the Company's Compensation Committee meets this requirement. Another requirement is that compensation over $1 million must be based upon Company attainment of pre-established, objective performance goals. The Company believes that all compensation paid to its five most highly compensated executive officers in fiscal 2001 is fully deductible. The
Committee's present intention is to comply with the requirements of Section 162(m) unless and until the Committee determines that compliance would not be in the best interest of the Company and its shareholders.

      The Compensation Committee feels that the compensation vehicles used by the company, generally administered through the process as outlined above, provide a fair and balanced executive compensation program related to the proper business issues. In addition, it should be noted that compensation vehicles will be reviewed and, as appropriate, revised in order to attract and retain new executives in addition to rewarding performance on the job.



                                                     COMPENSATION COMMITTEE



                                                     William W. R. Elder
                                                     Mario M. Rosati

COMPANY PERFORMANCE

      The following graph shows a comparison of total shareholder return for holders of the Company's Common Stock from August 15, 1997, the date of the Company's initial public offering, through May 31, 2001 compared with The Nasdaq Stock Market (U.S.) Index and the JP Morgan H & Q Semiconductor Index. The graph assumes that $100 was invested in the Company's Common Stock, in the Nasdaq Stock Market (U.S.) Index and the JP Morgan H & Q Semiconductor Index on August 15, 1997, and that all dividends were reinvested. The Company believes that while total shareholder return can be an important indicator of corporate performance, the stock prices of semiconductor equipment companies like Aehr Test Systems are subject to a number of market-related factors other than company performance, such as competitive announcements, mergers and acquisitions in the industry, the general state of the economy, and the performance of other semiconductor equipment company stocks.

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

AEHR TEST SYSTEMS

                                                              Cumulative Total Return
                                                ------------------------------------------------
                                                8/15/97       5/98      5/99      5/00      5/01

AEHR TEST SYSTEMS                               100.00        50.52     33.33     48.05     33.33
NASDAQ STOCK MARKET (U.S.)                      100.00       113.51    160.26    219.68    136.35
JP MORGAN H & Q SEMICONDUCTOR                   100.00        68.70    112.24    327.00    188.47

                      COMPLIANCE WITH SECTION 16(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Exchange Act requires that directors, certain officers of the Company and ten percent Shareholders file reports of ownership and changes in ownership with the SEC as to the Company's securities beneficially owned by them. Such persons are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of copies of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no Forms 5 were required, the Company believes that, during the fiscal year 2001, all Section 16(a) filing requirements applicable to the Company's officers, directors and ten percent shareholders were filed on a timely basis.



                              FINANCIAL STATEMENTS

      The Company's Annual Report to Shareholders for the last fiscal year is being mailed with this proxy statement to Shareholders entitled to notice of the meeting. The Annual Report includes the consolidated financial statements, unaudited selected financial data and management's discussion and analysis of financial condition and results of operations.



                                  OTHER MATTERS

      The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend.



                                             By Order of the Board of Directors,

                                             /s/ Rhea J. Posedel
                                             -----------------------------------
                                             RHEA J. POSEDEL
                                             Chief Executive Officer and
                                             Chairman of the Board of Directors
Dated:  September 27, 2001

                                   APPENDIX A

                                AEHR TEST SYSTEMS
                             AUDIT COMMITTEE CHARTER

PURPOSE

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.

MEMBERSHIP

The Committee shall be comprised of members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD.

Accordingly, all of the members will be directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

KEY RESPONSIBILITIES

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements.

Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

o The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ('SAS') No. 61, as amended.

o As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

o  The Committee shall:

      o request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

      o discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

      o recommend that the Board take appropriate action to oversee the independence of the outside auditor.

o The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                AEHR TEST SYSTEMS

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 17, 2001

         The  undersigned   Shareholder  of  Aehr  Test  Systems,  a  California
corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement and hereby appoints Rhea J. Posedel and Gary L. Larson, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of Aehr Test Systems to be held on October 17, 2001, at 4:00 p.m., local time, at 400 Kato Terrace, Fremont, California 94539, and at any adjournments thereof and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1.    ELECTION OF DIRECTORS:

     [  ] FOR all nominees listed below    [  ] WITHHOLD authority to vote for
            (except as indicated)                 all nominees listed below

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

        Rhea J. Posedel      Robert R. Anderson      William W. R. Elder
                       Mukesh Patel      Mario M. Rosati

2. PROPOSAL TO AMEND THE 1996 STOCK OPTION PLAN TO INCREASE BY 300,000 SHARES THE NUMBER OF SHARES AUTHORIZED THEREUNDER TO PROVIDE FOR THE ISSUANCE OF UP TO AN AGGREGATE OF 1,550,000 SHARES OF COMMON STOCK OF THE COMPANY TO EMPLOYEES, DIRECTORS AND CONSULTANTS OF THE COMPANY.

           [  ] FOR                 [  ] AGAINST                [  ] ABSTAIN

3. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS:

           [  ] FOR                 [  ] AGAINST                [  ] ABSTAIN

4. IN THEIR DISCRETION, UPON SUCH OTHER MATTER OR MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

           [  ] FOR                 [  ] AGAINST                [  ] ABSTAIN

         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR AMENDMENT OF THE 1996 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE THEREUNDER BY 300,000 SHARES, FOR RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

                                               Dated: ____________________, 2001


                                               _________________________________
                                               Signature


                                               _________________________________
                                               [Signature]

                                               (This  Proxy  should  be  marked,
                                               dated,      signed     by     the
                                               Shareholder(s)  exactly as his or
                                               her  name  appears  hereon,   and
                                               returned promptly in the enclosed
                                               envelope.  Persons  signing  in a
                                               fiduciary   capacity   should  so
                                               indicate.  If shares  are held by
                                               joint  tenants  or  as  community
                                               property, both should sign.)